1st Quarter 2026 Update April 28, 2026

Presentation Index Corporate Overview & Investment Thesis 1st Quarter 2026 Results Long-Term Performance Trends Appendix 3 11 28 40 48 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 50 for important disclosures about information contained in this presentation. Select Financial Statements Purchase Accounting Update 8 Line of Business Updates Peer Group

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (5) Fund Services Private Wealth Management & Personal Trust 192 banking centers (4) 350 ATMs UMB Bank Presence UMB Financial Corporation Headquarters Highlights At, or for the 3 months ended 03/31/26. (1) Includes $17.9B in managed assets and $2.4B in Assets Under Administration for Private Wealth customers; (2) Operating ROATCE is a non-GAAP measure, reconciled on slide 54; (3) Operating efficiency ratio is a non-GAAP measure; reconciled on slide 53; (4) As of 03/31/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (5) UMB Bank, n.a. Capital Markets Division.

Business Model Our Diverse Foundation Commercial & Personal Banking Services 1Q‘26 Revenue: $540.0 million; 1Q‘26 Average Deposits: $38.6 billion Average loans: $4.7B (1) (2) Average deposits: $13.3B Retail deposit and lending services through 192 banking centers (3) and online Private banking services Consumer mortgage AUM = $17.9B AUA = $2.4B Financial & estate planning Investment management Wealth solutions Business succession and exit planning Trust and custody Direct private equity investment access Insurance settlements Retirement plan services C&I lending Small business lending CRE and Construction lending Specialized Expertise: Average loans: $33.9B (1) Average deposits: $25.3B Agribusiness Energy Practice finance Franchise lending Mezzanine debt and equity investments Commercial Consumer Private Wealth Institutional Banking Services 1Q’26 Revenue: $199.1 million; 1Q‘26 Average Deposits: $19.0 billion Institutional Banking provides solutions for the entire marketplace; $566.9 billion in AUA (4) Corporate Trust Bond trustee, paying agent and escrow services Institutional Custody Domestic and international custody services Fund Services Fund accounting and administration; transfer agency Alternative investment servicing Specialty Trust & Agency Solutions Default workout and successor trustee services Aviation, ABS and loan agency services CLO trustee and loan administration services Capital Markets Division (5) Fixed income sales and trading Public finance Asset / liability management services Investor Solutions Banking, cash management and specialty services for financial firms Healthcare Services Health savings and benefit spending accounts Healthcare payment solutions Aviation lending Asset-based lending Beverage lending Healthcare lending Treasury management Merchant payments Retirement plan services Metrics at, or for quarter ended, 03/31/26. (1) Excludes credit card; (2) Includes consumer plus residential real estate loans; (3) As of 03/31/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (4) Includes AUA in Fund Services/custody and Healthcare Services; (5) Products offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED.

Investment Thesis Opportunity in Our Diverse Business Model Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Opportunity to leverage capacity and capabilities in newly-acquired markets Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 5.1% of total deposits Long-tenured relationships with clients using multiple UMB products and services Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 26% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth have outpaced peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in a variety of rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Time-tested underwriting philosophy Unwavering credit standards Excellent long-term UMB track record; result of long-tenured credit team – average of 20 years with UMB Executive Credit Oversight (CEO of UMBFC, CEO of UMB Bank & Chief Credit Officer) – average of 34 years with UMB Variable asset base – 75% of total loans reprice within 12 months $3.2 billion of fixed-rate loans to reprice within 12 months; average rate 4.85% $2.2 billion of securities cash flow expected within 12 months; average rate 3.66% Ample liquidity sources and regulatory capital levels Access to multiple contingent funding sources Strong capital generation through earnings accretion

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials Our Commitment to Corporate Citizenship Read our full Corporate Citizenship Report at UMB.com/ESGreport Our programs reinforce our values of doing the right thing, supporting our associates and communities, and providing the unparalleled customer experience. Supporting inclusive, equitable and sustainable economic growth. Remaining committed to the prosperity of the communities we serve. Using an ESG lens in considering long-term financial sustainability and strategic risk management opportunities. ESG Efforts We are a CEO Action for Inclusion & Diversity signatory and are dedicated to building greater understanding and creating a workplace that reflects the diversity of our society. Eight Business Resource Groups with more than 700 members help us understand the needs of our associates, customers and communities and turn empathy into action. In 2025, 28% of new hires were people of color, 59% were women and 2% were veterans. 43% of our executive leadership team are women and/or people of color. Fostering an inclusive environment among a diverse group of associates. Employing strong, consistent and transparent governance practices. Efficient & Sensible Resource Use Strong Corporate Governance Inclusion & Diversity 14-person board of directors, with 13 independent members, a lead independent director, and 100% independence on board committees. 50% board diversity, including 6 female directors. Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit. Board oversight of the executive ESG Committee. Community Impact $8.4mm in community support in 2025, which included housing needs, the arts, agriculture, small business, and education. $2.3mm went to organizations within our new markets. In 2025 >1,000 associates participated in our matching gift program; combined with workplace giving, associated giving totaled nearly $650k. Associates receive 16 hours of paid Volunteer Time Off annually. 1,012 participants logged more than 17,600 hours of volunteer time in 2025, supporting 572 unique charities. Our School of Economics held 140 sessions, reaching more than 8,200 students. Interactive experiences help build financial skills and literacy. 88 UMB locations use automated systems to conserve energy. More than 472k Kilowatt hours were generated from solar panels across our properties and we invested $2.9mm in more efficient HVAC equipment. 2025 recycling efforts produced > 6 tons of comingled recycling, nearly 5 tons of cardboard and 540 pounds of recycled batteries. Beehives housed at a Denver branch support the local honeybee population. UMB-hosted bees visited an estimated 98mm flowers over 8,000+ acres in 2025. Since installation, we’ve harvested nearly 450 pounds of edible honey.

Purchase Accounting Update

HTLF Acquisition Accounting Impacts (1) Loan amounts recognized for 1Q’26 include $15.1mm in accelerated accretion from early payoffs of acquired loans and $31.6mm in contractual mark accretion on loans; Total to date = $49.0mm from accelerations and $145.5mm contractual loan accretion; (2) 10-year sum-of-years digits amortization; (3) Includes $21.7mm related to wealth management, straight-line amortization over 7 years, and $6.7mm related to purchased credit card relationships, straight-line amortization over 3 years. Net Interest Margin Impact Net Interest Income Accretion Non-interest Expense Amortization $ in millions $ in millions

Projected Contractual Accretion $164.2 million recognized in 2025; $51.0 million recognized in 1Q’26 Includes accretion on acquired loans, securities, time deposits and borrowings Projections are updated quarterly, assume no prepayments and are subject to change $ in millions Remaining in 2026 $70.8mm

1st Quarter 2026 Financial Review

1Q 2026 Highlights – Income Statement (1) Net interest income-FTE, operating noninterest expense and net operating income and EPS available to common shareholders are non-GAAP measures, reconciled on slides 51 and 52. $ in millions, except per share amounts 4Q ’25 1Q ’26 1Q ’25 Linked-Quarter Variance & Commentary

1Q 2026 Highlights – Balance Sheet & Credit 4Q ’25 1Q ’26 1Q ’25 $ in millions Linked-Quarter Variance & Commentary

1Q 2026 Net Income $363.7 $233.3 $309.2 $293.4 $329.1 Dollars in millions, except per share amounts. (1) Net operating income available to common shareholders is a non-GAAP measure, reconciled on slide 51; (2) Operating PTPP income and EPS is a non-GAAP measure, reconciled on slide 52; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS / common share (GAAP) Net Inc. Avail. to Common Shareholders Op. EPS / common share (1) Adjustments to Net Income $235.2 $259.8 $168.9 $225.4 $206.5 Net Income & Net Operating Income (1) Operating PTPP Income (2) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Operating PTPP EPS (2) Available to Common Shareholders

Revenue Trends $ in millions Linked-Quarter $ ∆ % ∆ 1Q ’26 4Q ’25 1Q ’25 2Q ’25 3Q ’25

Net Interest Income & Margin 1Q ’25 2Q ’25 3Q ’25 4Q ’25 1Q ’26 NII, ex. PAA NII from PAA Reported NIM NIM ex. PAA $397.6 $467.0 $475.0 $522.5 $534.4 $ in millions $ in millions 2.75% 2.83% 2.78% 2.96% 3.05%

Noninterest Income Fee Income / Revenue Peer Median Fee Income / Revenue (1) (1) UMB peers (14 banks), data as of latest available quarter; Source: S&P Capital IQ. Peer group defined on slide 56. Investment Securities Gains (Losses) Brokerage Fees Trust / Securities Processing Bankcard Fees Trading / Invest. Banking Other Income Deposit Svc. Charges. $204.8 $166.2 $222.2 $203.3 $198.4 Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing Linked-Quarter Commentary $ in millions $ in millions Linked-Quarter Noninterest income increased $6.4mm, or 3.2% to $204.8mm for 1Q’26. LQ variances include: Includes $5.9mm gain on previously charged off HTLF loans vs. $0.5mm in 4Q + $2.2mm in trust & securities processing income driven by strong performance in asset servicing and corporate trust + $1.7mm in deposit service charges related to interest-bearing DDA accounts + $1.5mm in investment banking income due to higher levels of municipal trading activity + $0.9mm in investment securities gains Partial offsets: - $3.8mm in COLI income, with similar decrease in deferred compensation expense

Noninterest Expense (1) Operating noninterest expense is a non-GAAP metric, reconciled on slide 52; (2) See slide 12 for additional detail on acquisition expense. Linked-Quarter Commentary 1Q ’25 2Q ’25 3Q ’25 4Q ’25 1Q ’26 GAAP expense; $ in millions Linked-Quarter $ ∆ % ∆ GAAP noninterest expense decreased $44.7mm, or 10.5% from 4Q’25 to $380.9mm. On an operating basis, which excludes acquisition expense, (2) severance expense and adjustments to FDIC special assessments, noninterest expense was $375.4mm, a decrease of $16.4mm, or 4.2% linked-quarter. (1) Notable 1Q’26 variances impacting operating noninterest expense: - $5.8mm in total salary and benefit expense related to lower bonus and commission accruals and wage expense, and a $3.9mm decline in deferred compensation expense, partially offset by seasonal increases in payroll taxes, insurance and 401(k) expense - $2.9mm in combined equipment expense and processing fees related to lower software and subscription costs - $1.5mm in marketing expense driven by timing of multiple advertising campaigns and decreased travel and entertainment expense - $1.2 million in supplies and services due to lower computer hardware expense

$ 37,139 $ 38,344 $ 39,383 $ 32,310 Diversified Loan Portfolio $ 36,407 1Q ’25 4Q ’25 1Q ’26 6.28% Linked-Quarter $ ∆ California: 4% Illinois: 2% Wisconsin: 2% Greater MO: 3% Kansas: 1% New Mexico: 2% Iowa: 1% Minnesota: 1% Nebraska: 1% Oklahoma: 1% Smaller Regions: Loans Across Our Footprint Avg. balances; $ in millions Avg. balances; $ in millions 6.26% Inv. CRE Asset-Based C&I Resi. R/E Consumer Construction Credit Card Avg. Loan Yield Loan Yield ex. PAA OO CRE 6.27% % ∆ 6. 14% * Includes NDFI loans. * Kansas City 23% Colorado 19% Arizona 10% St. Louis 14% Texas 11% Utah 5% 5. 99%

Quarterly Loan Activity (1) Net of loan marks & balances reclassified to securities portfolio; (2) Percentage impacted by acquired loan balances. (2) (1) 1Q ’26 4Q ’25 1Q ’25 2Q ’25 3Q ’25 $ in millions

Strong Asset Quality Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Loan Charge-Offs (Recoveries) Delinquencies (1) Nonperforming Loans Allowance for Credit Losses on Loans Allowance for Credit Losses on Loans ACL / Total Loans Net Charge-offs NCOs / Average Loans Delinquencies Delinquencies / Loans Nonperforming Loans NPLs / Total Loans

Detailed Net Charge-Off History Recent Quarterly Trends Annual 2009 2010 2008 2004 2005 2006 2007 2011 2012 2013 2014 2019 2020 2018 2015 2016 2017 2021 2022 2023 2024 1Q ’26 4Q ’25 1Q ’25 2Q ’25 3Q ’25 2025

Available-for-Sale (1) High-Quality Investment Portfolio $13,613 $9,635 $11,407 $12,815 $5,697 $5,628 $5,598 $5,712 Average balances - $ in millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Collateralized Loan Obligations Revenue Bonds $13,529 (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ in millions Held-to-Maturity (1) $5,455

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss $ in millions; as of 03/31/26 (1) Purchase activity, cash flow and duration excludes HTM industrial revenue bonds; (2) Total portfolio yield is influenced by roll off and reinvestment activity as well as changes in premium amortization and discount accretion; (3) Purchases for roll-off and overbuy, net of purchases related to sales/trades or short-term collateral needs. Securities Portfolio Activity (1) (2) $ in millions

Diversified Deposit Mix $57,574 $55,649 $56,764 $57,554 Commercial Personal Institutional Commercial Banking 43% Consumer & Private Wealth 23% Capital Mkts & Corp. Trust 10% Healthcare Services 6% Fund Services 11% Investor Solutions 7% 27% 26% 24% 26% $50,285 Deposits by Line of Business Interest-Bearing Demand & Savings Demand Deposits Time Deposits DDA / total deposits Average Total Deposit Cost Avg. balances; $ in millions 26% 1Q ’25 4Q ’25 1Q ’26 Linked-Quarter $ ∆ Avg. balances; $ in millions % ∆

Interest Rate Sensitivity Increase / decrease based on hypothetical rate changes and stable balance sheet Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks developed from industry estimates of prepayment speeds and other changes Ramp Scenario 71% of total end-of-period loans, or ~ $28.5B, are variable 75% of total loans reprice within 12 months Of variable loans - % tied to indices for next 12 months: Year 2 Year 1 - 300 - 200 - 100 + 100 Shock Scenario Year 2 Year 1 76% - 1-Month SOFR 80% adjust monthly 12% adjust daily 20% - Prime 23% adjust monthly 62% adjust daily Floor Contracts – indexed to 1 Month SOFR; 4–6-year terms Interest Rate Floor Spreads Impact to Net Interest Income Loan Maturities & Repricing Cash Flow Hedges of Interest Rate Risk 4% - Treasury & other 4.05% contract; notional value of $125mm, effective 10/24 4.80% contract; notional value of $250mm, effective 12/24 5.05% contract; notional value of $250mm, effective 03/25 Ten floor spreads; aggregate notional value of $2.375B Weighted average rate: 4.84% / 2.37% Deposit Mix by Rate Sensitivity Fixed Rate Loans Variable Rate Loans Hard Indexed – immediate adjustment Soft Indexed – negotiated / bid accounts Non-Indexed Interest-Bearing DDA $3.2 billion of fixed rate loans reprice within 12 months; average rate 4.85% Average for 1Q’26

Capital & Liquidity Position As of March 31, 2026 $ in billions CET 1 Total Capital Tier 1 Leverage Tangible Common Equity Ratio (1) 7.44% Total Common Equity / Total Assets 10.37% 6.50% 10.00% 5.00% (1) Tangible common equity and tangible common equity ratio are non-GAAP measures, reconciled on slide 53. 13.53% 11.16% 8.73% Regulatory Capital Ratios Ample Liquidity Available Liquidity Sources $7.4B $7.4B $7.0B $5.8B $5.7B 9.1% 8.8% 13.3% 12.0% 11.0% Fed funds & resell agreements Int-bearing due from banks % of average earning assets $ billions UMBF ratio “Well Capitalized” 11.74% 8.00% Tier 1

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Industrial Multi-family Office Retail Hotel Student Housing Agribusiness Asset-based Lending Energy Lending Lending Verticals C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 52% Investment Real Estate 28% Sm./Med Biz 7% Specialized Verticals 13% $33.9B (1) Average loan balances for 1Q‘26, excluding credit card; (2) Rank among U.S. Visa and Mastercard Commercial Card Issuers, Source: Nilson Report, May ‘25; (3) “Production ag lending” per ABA 4Q ‘25, FDIC data. #12 of 100 Largest Farm Lenders in the U.S. (3) Commercial Credit Card Purchase Volume (2) TOP 15 Prepaid & Purchasing Card Volume (2) TOP 10 Commercial Lending Portfolio Average Loan Balance & Composition (1) Franchise Lending Healthcare Lending

Commercial Banking C&I Lending C&I loans of $17.5B as of 03/31/26 = 43.5% of UMB loans Includes Middle Market, Lending Verticals and Small / Medium Business Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions Food & Beverage 2% Tech & Media 2% Finance & Insure 2% Materials & Commodities 2% Manu-facturing 3% Retail 3% Healthcare 2% Commercial Services 3% Other (2) 5% Agri-business 3% Energy-Related 3% Average Line Utilization Trends Construction & Real Estate Industry 6% (1) End-of-period balances as of 03/31/26. C&I Industries as % of Total UMB Loans (1) Commercial & Industrial Statistics (2) Other - 5% of total UMB loans Auto-related Diversified / Misc. Transportation Entertainment / Rec. Consumer Services Apparel / Textiles Govt. / Education Utilities Non-Depository Financial Institutions 7% C&I Balance Trends

Loans to Private Credit Funds ~$300mm, primarily secured by diversified portfolios of senior secured loans 30% are subscription lines Average LTVs of loans within the fund portfolios are 35-45% In addition, UMB’s advance rate averages <50% against the funds’ loan portfolios Comprised of clients with diversified holdings & strong credit structures Low leverage at the fund level & conservative UMB loan-to-value metrics 32% of total loans in NDFI categories are subscription lines > 98% of NDFI balances are pass-rated Negligible charge-offs over the past 20 years (<$225k) (1) “Subscription Lines” – Also known as “capital call lines,” are lines of credit to an investment fund to provide liquidity that allows it to make investments in advance of receiving capital call payments from investors. Collateral is assignment of “uncalled investor capital.” Investor proceeds from capital call payments are used to pay down the LOC. All subscription lines included in NDFI totals = $0.8 billion Average loan size of our subscription lines = $14.5 million Non-Depository Financial Institutions (NDFI) loans in $ billions; categories based on Call Report Schedule RC-C definitions. (1) On a best-efforts basis to apply new regulatory guidance to prior period metrics. Other may Include: Investment banking / brokerage Special purpose funds Portfolio management / advice Publicly-listed funds Private Equity Funds All Other NDFI Loans Business Credit Intermediaries $1.0B 2.4% Consumer Credit Mortgage Credit $0.1B 0.3% $0.1B PE Fund Subscription Lines $0.7B 1.8% 0.3% Other PE Funds $0.2B 0.5% $0.1B 0.2% Other Bus. Credit Intermediaries $0.2B 0.6% Priv. Credit Sub. Lines Private Credit Funds $0.2B 0.5% $2.6 Billion 6.6% of total loans Commercial Banking Loans to Non-Depository Financial Institutions Business Credit Intermediaries Other Business Credit Intermediaries ~$200mm, predominantly commercial and equipment leasing NDFI Loans as % of Total UMB Loans NDFI Portfolio Quality Business Credit = 1.3% of total loans 80% of loans to PE funds are subscription lines

Commercial Banking Commercial Real Estate Sr. Living 1-4 Unit Rentals Vacant Land Other (3) Investment CRE & Construction Portfolio $10.8B = 27.0% of total UMB loans Average Loan-to-Value: 57% Loans with Recourse: 86% Investment Real Estate Rate Type: Fixed – 27% Variable – 73% End-of-period balances as of 03/31/26. (1) Excludes owner-occupied commercial real estate; (2) Defined as Tier 1 capital plus an adjusted allowance for credit losses, per regulatory guidelines. Investment CRE Geographic Diversity Owner-Occupied CRE & Farmland $5.8B = 14.5% of total UMB loans New purchase or refinance Rate Type: Fixed – 53% Variable – 47% Owner - Occ 12% Farmland 2% $5.8B $10.8B By property location (3) Other - 2% of total UMB loans Self-storage Mixed Use Healthcare Homebuilder Special Purpose Student Housing Manufactured Housing (No state > 2.6%) CRE Statistics Investment CRE as % of Total UMB Loans (1) Const. / Land Dev. 8% Investment CRE 19% Industrial 8% Multifamily 7% Office 3% Retail 2% Hotel 2% 2% 1% 1% 1% Regulatory Concentrations (2)

Personal Banking Consumer Loans (1) Growth engine for new customers; deepening existing relationships 70.0 Industry Average (2) 38.0 Private Banking NPS Score Strategically positioned for sales growth Retail Banking Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs High Customer Satisfaction Consumer serves personal banking needs of clients across all divisions of the bank 192 Banking Centers (3) 350 ATMs $3.8B 45 Average Private Banking Deposits Private Bankers Across 13 regions Deposits (1) Mortgage 21 MLOs across UMB Footprint Community Development Competitive mortgage solutions for all client types Average Mortgage Balances Diverse client engagement in our communities 72 Financial Education Classes 12 Community Partners Served 1,440 Community Participants Key Products Offered Fannie Mae / Freddie Mac Portfolio on balance sheet mortgages Secondary market mortgages 1st Time Homebuyer Assistance $3.7B Expanding Consumer Presence Digital Capabilities across Consumer Digital loan and deposit application and originations Mobile Banking: Deposits, transfers, bill pay, acct review and more $11.0B $4.0B $4.7B +21% $13.3B Metrics at, or for the quarter ended, 03/31/26, unless otherwise stated. (1) Average quarterly balances; (2) Net Promoter Score for 57 financial services companies, source JD Power. National average for all banks – 107,059 samples; (3) As of 03/31/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers. $13.3B $4.6B +15%

Personal Banking Private Wealth Management Composition as of 03/31/26. (1) Includes Assets Under Management and Assets Under Administration. Personal Trust 27% Investment Advisory 46% Non-Managed AUA 12% IRAs 7% Brokerage 4% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services Retirement plan services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Insurance settlements Trust tax preparation   Asset Management Direct private equity investment access $17.9B Managed Assets (AUM) $2.4B Non-Managed Assets (AUA) $ in millions New Assets / Sales (1)

UMB Private Investments Overview Target Investment Criteria Combines the strength of a dedicated investment team with the deep resources of UMB Financial Corporation Investment team and investment committee members bring multiple decades of experience Serves existing and prospective UMB Bank clients, cross-selling products and services, including treasury management, senior lending, card services and private banking $141mm Value of Active Holdings (1) 50 Active Portfolio Company Count (1) 200+ Businesses Reviewed Annually $230mm+ Total Capital Deployed to Date (1) Revenue EBITDA Investment size Security type $10mm - $100mm $2mm - $15mm $2mm - $8mm Minority common or preferred equity, convertible debt, subordinated or mezzanine, debt, warrants Manufacturing, distribution, business services, consumer products Growth capital, acquisitions or divestitures, recapitalizations, buyouts or ownership transitions Continental United States Key Verticals Transaction type Geography Providing flexible, tailored capital solutions—including minority equity or subordinated debt—to finance lower-middle market private businesses for long-term growth. (1) Data is in arrears; as of 12/31/25. Private Investments Minority Equity & Mezzanine Debt

Institutional Banking Fund Services & Institutional Custody $509B $553B $545B $565B Provides services for 2,500 funds, including registered and alternative funds, PE funds, real estate and venture capital funds, ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public and private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Net New Accounts March YTD Custody AUA +18.8% YoY +27 $543B Assets Under Administration Registered Funds & Alternative Investments Institutional Custody (1) With Intelligence ’19, ’20, ’22, ‘23 and ’25; (2) Hedgeweek US Awards ’25; (3) Private Equity Wire ’25; (4) Global Custodian Industry Leaders Awards ’25; (5) Private Credit US Awards ‘24. Best Interval Fund Administrator (1) Best Fund Accounting and Reporting Software (2) Administrator of the Year – Technology (3)   Custodian Service of the Year (5) Innovation in Investor & Investment Data (4)   Transfer Agency Alternative Servicing Fund Acct/Admin. Custody Note: Asset categories sum > total AUA due to shared client assets. Our leverageable service model is part of our asset servicing value proposition and we have long-term partnerships with some of the highest quality providers Client flow activity continues to remain strong despite industry headline noise Private Credit AUA ~$43B, or 7.6% of total 1Q’26 AUA is related to private credit funds AUA increased ~4.6% LQ driven by inflows, net of redemptions, at clients Private Credit Fee Income – Asset Servicing Annual fees from private credit is ~$13mm, or ~1.6% of annualized 1Q’26 fee income Deposit Impact Deposit balances tied directly to private credit fund activity is immaterial Private Credit Exposure

Institutional Banking Corporate / Specialty Trust & Capital Markets (1) Thomson Reuters municipal rankings, 4Q‘25. Ranked by number of issues. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. Paying Agent in U.S. (1) #2 Municipal Trustee in U.S. (1) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. Collateral administration for CLOs, credit funds, separate accounts and other portfolios of loans. +58% Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Growth in new business 2025 vs. 2025 Public Finance March YTD Closed Deals

FDIC Sweep Assets Under Administration $46B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.8mm In HSA Deposits (3) $3.2B Top 10 HSA Custodians in the U.S. (1) TOP 10 Benefit Cards 5.5mm ~116mm ~ 5.3 mm accounts for December 2025 Recognized for Investment Quality (1) Sample BaaS Partnerships Named a Top HSA for Features & Investment Options (2) (1) #6 in total number of accounts and #8 in total assets as of December 31, 2025 - Devenir Research Year-End ’25; (2) Investor’s Business Daily ’23; (3) End-of-period balances as of 03/31/26. Our banking as a service (BaaS) solution offers deposit services to financial institutions and fintechs, including checking, saving, investment accounts, and expanded FDIC insurance through our proprietary Sweep Program. In HSA Invested Assets (3) $1.8B

Payments Credit & Debit Card Products Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. Visa & Mastercard issuers in 2025. Source: Nilson Report, Year-End ‘25. Card Purchase Volume & Interchange Trends 22nd in U.S. Credit Card Purchase Volume (1) #22 $5,593 $5,601 $5,443 $5,391 $5,406 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit $5.6B 1Q ’26 Card Spend +3.4% YoY 13th in Number of Total U.S. Accounts (1) #13

Long-Term Annual Performance Trends

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 33% 57% 30% $ 1,283 $1,291 $1,468 $613 $1,462 $731 $588 $778 $671 $825 $879 $983 $849 $1,012 $971 $1,098 Total Revenue 20 Year CAGR 9.4% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% 20 Year CAGR 5.9% Fee Income Growth $816 $731 $914 $303 $920 $317 $275 $320 $311 $333 $412 $559 $350 $610 $495 $671 1% 22% Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (4) Dollars in millions. (1) Noninterest income prior to ‘17 contains income from discontinued operations; (2) Noninterest income included a $108.8mm pre-tax gain on TTCF shares in ‘20 and a $66.2mm pre-tax gain on the sale of Visa Class B shares in ‘22; (3) ‘25 reflects acquisition of Heartland Financial; (4) UMB peers (14 banks) as of latest available annual period. Source: S&P Capital IQ. $188 $233 $1,862 $217 $1,001 $1,629 $440 $522 $2,652 $472 63% 8% 7% 10% 11% 86% 5% 15% 7% 9% 20 Year CAGR 12.1% (3) (3)

7% Balance Sheet Growth Across All Business Cycles Average Loans (1) Average annual balance in billions. (1) Loan balances exclude PPP loans for ’20 – ’22. (2) ‘25 reflects acquisition of Heartland Financial; (3) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ. Average Deposits Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 20 Year CAGR 13.0% 8% 49% 13% 14% 9% 8% 19% 37% 26% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 24% 20 Year CAGR 12.6% 11% 56% 3% 7% 4% Conservative Loans / Deposits (%) 20-year Avg: 61% Annual Deposit Growth Average IB Deposits % DDA / Deposits Peer Median % DDA / Deposits (3) Average DDA $28.9 $23.2 $31.3 $7.6 $31.8 $9.6 $6.5 $10.5 $8.5 $11.9 $14.1 $15.9 $12.7 $17.0 $15.3 $19.3 $5.1 $5.7 $55.1 $5.5 $35.3 $15.8 $14.1 $18.8 $4.4 $22.3 $4.8 $4.2 $5.3 $4.5 $6.2 $8.4 $10.8 $7.0 $11.6 $10.0 $12.8 $3.1 $3.9 $36.1 $3.6 $24.2 (2) (2)

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.23% ‘05 – ‘25 Average 0.27% ‘05 – ‘25 Average 0.38% 0.06% 0.62% 0.37% 0.53% 0.96%

Capital & Liquidity Supports Growth Outlook UMBF Peer Median (1) UMBF Peer Median (1) UMBF Peer Median (1) (1) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Tangible equity and tangible assets are non-GAAP measures, reconciled on slide 53; (3) As defined by S&P Capital IQ: “Cash, cash equivalents, and investment securities/assets.” Tangible Equity / Tangible Assets (2) Peer Median TCE / Tang. Assets (1) UMBF Equity / Assets UMBF TCE / Tang. Assets (2) Common Equity Tier 1 Capital Ratio Equity / Assets Cash & Securities / Assets (3) Average Loans / Average Deposits 20% 15% 10% 5% 0% 100% 75% 50% 25% 0%

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (14 banks), data as of latest available annual period. Source: S&P Capital IQ; (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which included expenses related to the FDIC special assessment, recognized in 2023, 2024 and 2025. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2026 full-year dividend assumes all 4 quarterly dividends are declared at $0.43/share, consistent with 1Q’26 dividend. The Board of Directors may declare dividends of different amounts in future quarters. Common Dividends Declared (1) FY ’26 = $1.72 (2) +5.5% vs. 2025 +273.9% annually 2006 – 2026

Outperformance Building Long-Term Value 20-Year Compounded Annual Growth Rates 2005 – 2025 UMBF KRX (2) Industry (4) Peer Median (3) Diluted Earnings Per Share Tangible Book Value Per Share (1) (1) Tangible book value per common share is a non-GAAP measure, reconciled on slide 54; (2) KBW Nasdaq Regional Bank Index (median of 46 banks with data reported for both 2005 and 2025); (3) UMB’s traditional peers (median of 14 banks); (4) Median of all publicly-traded banks with data reported for both 2005 and 2025. Peer, KRX & Industry source: S&P Capital IQ.

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors Mariner Kemper Chairman of the Board Margaret Lazo CC, RC Susan Murphy AC, RC Tammy Peterman GC, RC Gordon Lansford AC (Chair), CC Robin Beery CC (Chair), RC K.C. Gallagher AC, RC Greg Graves Lead Independent Director, GC (Chair) Jenny Hopkins AC, RC Janine Davidson CC, GC Brad Henderson AC, RC Kris Robbins AC, RC (Chair) Josh Sosland GC, RC Leroy Williams CC, RC Tom Wood Jim Rine Vice Chairman

Forward-Looking Statements This presentation contains, and our other communications, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: risks related to current or future tariffs or trade restrictions, sanctions and other trade policies and the impact to UMB or its customers; macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession; and impacts related to or resulting from instability with respect to geopolitical developments, including in Venezuela, the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Form 10-K for the year ended December 31, 2025 (and which is available at on the SEC’s archive site, here,) and its other filings with the SEC.

Unaudited, dollars in thousands except per share data. (1) Calculated using marginal tax rate of 24.0%. Certain merger-related expenses are non-deductible. Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. This information supplements the results that are reported according to GAAP and should not be viewed in isolation from, or as a substitute for, GAAP results. UMB believes that these measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Definition and calculation for each metric shown below tables. Net Operating Income Available to Common Shareholders Net operating income available to common shareholders is defined as GAAP net income available to common shareholders, adjusted to exclude Day 1 acquisition provision expense, acquisitions and severance expenses, the FDIC special assessment, and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Net interest income – FTE is defined as GAAP net interest income plus tax equivalent interest. Net Interest Income - FTE

Tangible common equity ratio is common shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net). Operating Efficiency Ratio

Non-GAAP Reconciliations Unaudited, dollars in thousands, except per share data. (1) Share count for December 31, 2005, adjusted for Company’s 2-for-1 stock split on May 31, 2006. Return on tangible common equity is calculated as net income available to common shareholders divided by the company's average tangible common shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income available to common shareholders, divided by the company’s average tangible common shareholders’ equity. Return on Tangible Common Equity & Operating Return on Tangible Common Equity Tangible Book Value (“TBV”) Per Common Share Tangible book value per common share is defined as total common shareholders’ equity, net of intangible assets, divided by total common shares outstanding. (1)

Average Balances / Yields & Rates Tax-equivalent basis; Unaudited, dollars in thousands.

Our Peer Group ASB Associated Banc-Corp BOKF BOK Financial Corp. KEY KeyCorp COLB Columbia Banking System, Inc. HBAN Huntington Bancshares Inc. CFR Cullen/Frost Bankers, Inc. FHN First Horizon Corp. ONB Old National Bancorp PNFP Pinnacle Financial Partners SSB SouthState Corp. RF Regions Financial Corp. WAL Western Alliance Bancorporation WTFC Wintrust Financial Corp. ZION Zions Bancorporation